Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE

In re:	Chapter 11

TIMBER PHARMACEUTICALS, INC., et al.,[1]	Case No. 23-11878 (JKS)

Debtors.	(Joint Administration Requested)

Re: D.I. 15 & 53

INTERIM ORDER APPROVING NOTIFICATION AND HEARING PROCEDURES FOR (I) CERTAIN TRANSFERS OF AND DECLARATIONS OF WORTHLESSNESS WITH RESPECT TO COMMON STOCK, (II) CERTAIN TRANSFERS OF CLAIMS AGAINST DEBTORS AND (III) GRANTING RELATED RELIEF

Upon consideration of the motion (the “Motion”),2 of the above-captioned debtors and debtors in possession (collectively, the “Debtors”), for entry an interim order (this “Interim Order”), (a) authorizing the Debtors to approve the Procedures related to transfers of Beneficial Ownership of, and declarations of worthlessness with respect to, Common Stock to protect the potential value of the Debtors’ net operating loss and disallowed business interest expense carryforwards and other tax benefits (collectively, the “Tax Attributes”); (b) directing that any purchase, sale, other transfer of, or declaration of worthlessness with respect to, Beneficial Ownership of Common Stock in violation of the Procedures shall be null and void ab initio; and (c) granting related relief, all as more fully set forth in the Motion; and upon consideration of the First Day Declaration and the record of these Chapter 11 Cases; and this Court having found that (i) this Court has jurisdiction over the Debtors, their estates, property of their estates and to consider the Motion and the relief requested therein under 28 U.S.C. §§ 157 and 1334 and the Amended Standing Order of Reference from the United States District Court for the District of Delaware, dated February 29, 2012, (ii) this Court may enter a final order consistent with Article III of the United States Constitution, (iii) this is a core proceeding under 28 U.S.C. § 157(b)(2)(A), (iv)    venue of this Motion in this District is proper under 28 U.S.C. §§ 1408 and 1409, and (v) no further or other notice of the Motion is required under the circumstances; and this Court having reviewed the Motion and having heard the statements in support of the relief requested in the Motion at a hearing before this Court; and having determined that the legal and factual bases set forth in the Motion and the First Day Declaration establish just cause for the relief granted in this Interim Order; and it appearing that the relief requested in the Motion is necessary to avoid immediate and irreparable harm to the Debtors and their estates as contemplated by Bankruptcy Rule 6003; and this Court having found and determined that the relief sought in the Motion is in the best interests of the Debtors’ estates, their creditors and other parties in interest; and after due deliberation and sufficient cause appearing therefor,

[1]

The Debtors in these Chapter 11 Cases, along with the last four digits of their U.S. federal tax identification number, are Timber Pharmaceuticals, Inc. (3182), Timber Pharmaceuticals LLC (3698), and BioPharmX Inc. (5554). The Debtors’ headquarters is located at 3 Mountain View Road, Suite 100, Warren, New Jersey 07059.

[2]	Capitalized terms used but not otherwise defined in this Interim Order shall have the meanings ascribed to them in the Motion.

IT IS HEREBY ORDERED THAT:

1.    The Debtors’ Tax Attributes are property of the Debtors’ estates and are protected by section 362(a) of the Bankruptcy Code.

2.    The final hearing (the “Final Hearing”) on the Motion shall be held on December 15, 2023, at 2:00 p.m. (EST). Any objections or responses to entry of a final order on the Motion (each, an “Objection”) shall be filed on or before 4:00 p.m. (EST) on December 8, 2023, and served on the following parties: (i) proposed counsel to the Debtors, Morris, Nichols, Arsht & Tunnell LLP, 1201 Market Street, 16th Floor, Wilmington, Delaware 19801 (Attn: Eric D. Schwartz, Esq. (eschwartz@morrisnichols.com)); (ii) the Office of the United States Trustee, J. Caleb Boggs Federal Building, 844 King St., Lockbox 35, Wilmington, DE 19801 (Attn: Jane Leamy, Esq. (jane.m.leamy@usdoj.gov)); (iii) counsel to the Debtors’ proposed debtor in possession financing lender, (a) Covington & Burling LLP, 620 Eighth Avenue, New York, NY 10018-1405, Attn: Dianne Coffino (dcoffino@cov.com) and Martin Beeler (mbeeler@cov.com) and (b) Cole Schotz P.C., 500 Delaware Ave., Suite 1410, Wilmington, DE 19801, Attn: Patrick J. Reilley (preilley@coleschotz.com); and (iv) counsel to any statutory committee appointed in these Chapter 11 Cases. In the event no Objections to entry of a final order on the Motion are timely received, this Court may enter such final order without need for the Final Hearing.

3.    The Petition Date is hereby set as the Record Date.

4.    The Procedures, as set forth in Exhibit 1 attached hereto, are hereby approved.

5.    Until further order of this Court to the contrary, any acquisition, disposition, or trading in the beneficial ownership of, or claiming a Worthless Stock Deduction with respect to its beneficial ownership of, Common Stock (including directly, indirectly and constructively) in violation of the Procedures shall be null and void ab initio as an act in violation of the automatic stay under section 362 of the Bankruptcy Code and pursuant to this Court’s equitable powers under section 105(a) of the Bankruptcy Code.

6.    Any person or Entity (as such term is defined in section 1.382-3(a) of the U.S. Department of Treasury Regulations promulgated under the Tax Code (“Treasury Regulations”)) acquiring (including by exercising any right of conversion), disposing of, and/or trading in the beneficial ownership of Common Stock in violation of this Order or the Procedures, or otherwise failing to comply with their requirements, including with respect to claiming a Worthless Stock Deduction, shall be subject to such sanctions as this Court may consider appropriate pursuant to this Court’s equitable power prescribed in section 105(a) of the Bankruptcy Code.

7. The notices substantially in the form annexed hereto as Exhibit 1 through Exhibit 6 are hereby approved.

8. As soon as is practicable following the date hereof, and in any event, no more than (3) business days of the entry of the Interim Order, the Debtors will have the interim notice (the “Interim Notice”) annexed hereto as Exhibit 6 served upon holders of Common Stock. Furthermore, within three (3) business days of the entry of the Interim Order, the Debtors will send the Interim Notice to (i) the Securities and Exchange Commission; (ii) any other party entitled to notice pursuant to Bankruptcy Rule 2002; and (iii) any other party entitled to notice pursuant to Local Rule 9013-1(d). The Debtors shall post the Procedures to a website established by Kroll Restructuring Administration (which website shall be identified in the Interim Notice), such notice being reasonably calculated to provide notice to all parties that may be affected by the Procedures, whether known or unknown, and no further notice of the Procedures being necessary.

9.    Nothing herein shall preclude any person or Entity desirous of acquiring or transferring any beneficial ownership in, or claiming a Worthless Stock Deduction with respect to its beneficial ownership of, Common Stock, from requesting relief from this Interim Order from this Court, subject to the Debtors’ rights to oppose such relief.

10.    Notice of the Motion as provided therein shall be deemed good and sufficient notice of the Motion.

11.    The relief granted in this Interim Order is intended solely to permit the Debtors to protect, preserve and maximize the value of their Tax Attributes. Accordingly, to the extent that this Interim Order expressly conditions or restricts trading in, or claiming a Worthless Stock Deduction with respect to, its beneficial ownership of Common Stock, nothing in this Order or in the Motion shall be deemed to prejudice, impair or otherwise alter or affect rights of any holders of interests in the Debtors, including in connection with the treatment of any such interests under the any chapter 11 plan or any applicable bankruptcy court order.

12.    The requirements of Bankruptcy Rule 6003(b) are satisfied because the relief requested in the Motion is necessary to avoid immediate and irreparable harm to the Debtors.

13.    Notwithstanding the possible applicability of Bankruptcy Rule 6004(h), the terms and provisions of this Interim Order shall be immediately effective and enforceable upon its entry.

14.    The requirements set forth in this Order are in addition to the requirements of Bankruptcy Rule 3001(e), applicable securities, corporate and other laws, and do not excuse compliance therewith.

15.    The Debtors are hereby authorized to take all actions they deem necessary to effectuate the relief granted in this Interim Order.

16.    This Court shall retain jurisdiction to hear and determine all matters arising from or related to the implementation or interpretation of this Interim Order.

Dated: November 22nd, 2023	J. KATE STICKLES
Wilmington, Delaware	UNITED STATES BANKRUPTCY JUDGE

Exhibit 1

Procedures

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE

In re:	Chapter 11

TIMBER PHARMACEUTICALS, INC., et al.,[1]	Case No. 23-11878 (JKS)

Debtors.	(Joint Administration Requested)

PROCEDURES FOR TRANSFERS OF AND DECLARATIONS OF WORTHLESSNESS WITH RESPECT TO COMMON STOCK

TO ALL PERSONS OR ENTITIES WITH EQUITY INTERESTS IN THE DEBTORS2

PLEASE TAKE NOTICE that, pursuant to that certain Interim Order Approving Notification and Hearing Procedures for (I) Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock, (II) Certain Transfers of Claims Against Debtors and (III) Granting Related Relief, dated [ ] [Docket No. [ ] (with all exhibits thereto, the “Interim Order”), entered by the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) on          , 2023, Docket No. , the following restrictions, notification requirements, and/or other procedures (collectively, the “Procedures”) apply to all trading and transfers in the beneficial ownership of Common Stock (including directly, indirectly and constructively), and all claims of Worthless Stock Deductions by a Majority Holder with respect to its beneficial ownership of Common Stock.

For purposes of these Stock Procedures, the following terms have the following meanings:

(1)     “Common Stock” shall mean any common stock issued by Timber Pharmaceuticals, Inc.

(2)     “Beneficial Ownership” (and any variation thereof including “beneficially owns”) of Common Stock shall be determined in accordance with applicable rules under sections 382 and 383 of the Tax Code, and U.S. Department of Treasury Regulations promulgated under the Tax Code (“Treasury Regulations”) (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)) and rulings and other guidance issued by the Internal Revenue Service (the “IRS”) with respect thereto, and as provided herein, thus, shall include, without limitation, (i) direct, indirect and constructive ownership of Common Stock, without regard to any rule that treats stock of an entity as to which the constructive ownership rules apply as no longer owned by that entity (e.g., a holding company would be considered to beneficially own all stock owned or acquired by its subsidiaries), (ii) ownership by a holder’s family members, (iii) any group of persons acting pursuant to a formal or informal understanding to make a coordinated acquisition of stock, and (iv) to the extent set forth in Treasury Regulations section 1.382-4, Options to acquire Common Stock. An “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

[1]

The Debtors in these Chapter 11 Cases, along with the last four digits of their U.S. federal tax identification number, are Timber Pharmaceuticals, Inc. (3182), Timber Pharmaceuticals LLC (3698), and BioPharmX Inc. (5554). The Debtors’ headquarters is located at 3 Mountain View Road, Suite 100, Warren, New Jersey 07059.

[2]	Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Motion.

(3)     “Entity” shall mean any “entity” as such term is defined in Treasury Regulations section 1.382-3(a), including a group of persons who have a formal or informal understanding among themselves to make a coordinated acquisition of stock.

(4)     “Majority Holder” shall mean any person that either (i) beneficially owned at any time since December 31, 2018 at least 47.5% of outstanding shares of Common Stock or (ii) would be a “50-percent shareholder” (within the meaning of section 382(g)(4)(D) of the Tax Code) of Common Stock if such person claimed a Worthless Stock Deduction on its federal income tax return, any amendment to such a return or any other claim for a refund of federal income taxes at any time on or after the Petition Date.

(5)     “Substantial Stockholder” shall mean any person or Entity that beneficially owns at least 146,608 shares of Common Stock (representing approximately 4.75% of all issued and outstanding shares of Common Stock).

(6)     “Worthless Stock Deduction” shall mean any claim (for U.S. federal income tax reporting purposes) of a worthlessness deduction under section 165 of the Tax Code with respect to the Beneficial Ownership of Common Stock.

Procedures for Transfers of Common Stock

a.

Any entity (as defined in section 101(15) of the Bankruptcy Code) that is a Substantial Shareholder (as defined herein) must file with the Court, and serve upon: (i) the Debtors, Timber Pharmaceuticals, Inc., 3 Mountain View Road, Suite 100, Warren, New Jersey 07059, Attn: John Koconis (jkoconis@timberpharma.com); and (ii) proposed counsel to the Debtors, Morris, Nichols, Arsht & Tunnell LLP, 1201 N Market Street, 16th Floor, Wilmington, Delaware, 19801, Attn: Eric D. Schwartz (eschwartz@morrisnichols.com), Andrew R. Remming (aremming@morrisnichols.com), Tamara K. Mann (tmann@morrisnichols.com), Scott D. Jones (sjones@morrisnichols.com) and Echo Qian (eqian@morrisnichols.com); (iii) counsel to the proposed debtor in possession financing lender(a) Covington & Burling LLP, 620 Eighth Avenue, New York, NY 10018-1405, Attn: Dianne Coffino (dcoffino@cov.com) and Martin Beeler (mbeeler@cov.com) and (b) Cole Schotz P.C., 500 Delaware Ave., Suite 1410, Wilmington, DE 19801, Attn: Patrick J. Reilley (preilley@coleschotz.com); ; (iv) the Office of the United States Trustee, J. Caleb Boggs Federal Building, 844 King St., Lockbox 35, Wilmington, DE 19801 (Attn: Jane Leamy, Esq. (jane.m.leamy@usdoj.gov)); and (v) any party that has requested notice pursuant to Bankruptcy Rule 2002 or Local Rule 2002-(b), (collectively, the “Declaration Notice Parties”), a declaration of such status, substantially in the form attached to the Procedures as Exhibit 1A (each, a “Declaration of Status as a Substantial Shareholder”), on or before the later of (A) twenty calendar days after the date of the Notice of Interim Order, or (B) ten calendar days after becoming a Substantial Shareholder; provided that, for the avoidance of doubt, the other procedures set forth herein shall apply to any Substantial Shareholder even if no Declaration of Status as a Substantial Shareholder has been filed.

b.

Notice of Substantial Ownership. Any person or Entity that beneficially owns, at any time on or after the Petition Date, Common Stock in an amount sufficient to qualify such person or Entity as a Substantial Stockholder shall file with the Bankruptcy Court, and serve upon the Disclosure Parties, a notice (a “Substantial Stock Ownership Notice”) in substantially the form annexed to the Proposed Orders as Exhibit 2, which describes specifically and in detail the person’s or Entity’s Beneficial Ownership of Common Stock, on or before the date that is the later of: (a) twenty (20) calendar days after the entry of the Interim Order, and (b) ten (10) business days after that person or Entity qualifies as a Substantial Stockholder. At the election of the Substantial Stockholder, the Substantial Stock Ownership Notice to be filed with this Court (but not the Substantial Stock Ownership Notice that is served upon the Disclosure Parties) may be redacted to exclude the Substantial Stockholder’s taxpayer identification number and the amount of Common Stock that the Substantial Stockholder beneficially owns.

c.

Acquisition of Common Stock. At least fourteen (14) business days prior to the proposed date of any transfer in the Beneficial Ownership of Common Stock that would result in an increase in the amount of Common Stock beneficially owned by any person or Entity that is or that would result in a person or Entity becoming a Substantial Stockholder (a “Proposed Acquisition Transaction”), such acquiring or increasing person, Entity or Substantial Stockholder (a “Proposed Transferee”) shall file with the Bankruptcy Court, and serve upon the Disclosure Parties, a Notice of Intent to Purchase, Acquire, or Otherwise Accumulate Common Stock (an “Acquisition Notice”), in the form annexed to the Proposed Order as Exhibit 3, which describes specifically and in detail the Proposed Acquisition Transaction. At the election of the Proposed Transferee, the Acquisition Notice to be filed with this Court (but not the Acquisition Notice that is served upon the Disclosure Parties) may be redacted to exclude the Proposed Transferee’s taxpayer identification number and the amount of Common Stock that the Proposed Transferee beneficially owns.

d.

Disposition of Common Stock. At least fourteen (14) business days prior to the proposed date of any transfer or other disposition in the Beneficial Ownership of Common Stock that would result in either a decrease in the amount of Common Stock beneficially owned by a Substantial Stockholder or a person or Entity ceasing to be a Substantial Stockholder (a “Proposed Disposition Transaction,” and together with a Proposed Acquisition Transaction, a “Proposed Transaction”), such selling or decreasing person, Entity, or Substantial Stockholder (a “Proposed Transferor”) shall file with the Bankruptcy Court, and serve upon the Disclosure Parties, a Notice of Intent to Sell, Trade, or Otherwise Transfer Common Stock (a “Disposition Notice”, and together with an Acquisition Notice, a “Trading Notice”), in the form annexed to the Proposed Orders as Exhibit 4, which describes specifically and in detail the proposed transaction in which Common Stock would be transferred. At the election of the Proposed Transferor, the Disposition Notice to be filed with this Court (but not the Disposition Notice that is served upon the Disclosure Parties) may be redacted to exclude the Proposed Transferor’s taxpayer identification number and the amount of Common Stock that the Proposed Transferor beneficially owns.

e.

Notice of Intent to Claim a Worthless Stock Deduction. At least fourteen (14) business days before a Majority Holder files any federal income tax return, any amendment to such a return, or any other claim for a refund of federal income taxes claiming a Worthless Stock Deduction for a tax year of the Majority Holder ending before the effective date of a chapter 11 plan for the Debtors, such Majority Holder shall file with this Court and serve upon the Disclosure Parties advanced written notice of the intended tax deduction (a “Worthless Stock Deduction Notice”), in substantially the form annexed to the Proposed Orders as Exhibit 5. At the election of the Majority Holder, the Worthless Stock Deduction Notice to be filed with this Court (but not the Worthless Stock Deduction Notice that is served upon the Disclosure Parties) may be redacted to exclude the Majority Holder’s taxpayer identification number and the amount of Common Stock that the Proposed Transferor beneficially owns.

f.

Objection Procedures. The Debtors shall have seven (7) business days after the filing of a Trading Notice or Worthless Stock Deduction Notice (the “Objection Period”) to file with the Bankruptcy Court and serve on a Proposed Transferee, Proposed Transferor, or Majority Holder, as the case may be, an objection (an “Objection”) to any Proposed Transaction described in such Trading Notice or any Worthless Stock Deduction described in such Worthless Stock Deduction Notice. For the avoidance of doubt, the Debtors do not seek to limit the rights that any other parties in interest may have to object to any Proposed Transaction or Worthless Stock Deduction. If the Debtors file an Objection by the expiration of the Objection Period (the “Objection Deadline”), then the Proposed Transaction or Worthless Stock Deduction shall not be effective unless approved by a final and non-appealable order of the Bankruptcy Court. If the Debtors do not file an Objection by the Objection Deadline or if the Debtors provide written authorization to the Proposed Transferee or the Proposed Transferor, as the case may be, or the Majority Holder, as applicable, approving the Proposed Transaction or the Worthless Stock Deduction prior to the Objection Deadline, then such Proposed Transaction or the Worthless Stock Deduction may proceed solely as specifically described in the applicable Trading Notice or Worthless Stock Deduction Notice. Any further Proposed Transaction or Worthless Stock Deduction must be the subject of an additional Trading Notice or Worthless Stock Deduction Notice and Objection Period.

g.

Noncompliance with the Procedures. Any acquisition, disposition, or trading in, or Worthless Stock Deduction with respect to, the Beneficial Ownership of Common Stock in violation of the Stock Procedures shall be null and void ab initio pursuant to the Bankruptcy Court’s equitable powers under section 105(a) of the Bankruptcy Code and as an act in violation of the automatic stay under section 362 of the Bankruptcy Code. Furthermore, any person or Entity that acquires, disposes of, or trades in the Beneficial Ownership of, or claims a Worthless Stock Deduction with respect to, Common Stock in violation of the Stock Procedures shall be subject to sanctions as provided by law.

h.	Debtors’ Right to Waive. The Debtors may waive, in writing, any and all of the foregoing restrictions, stays, and notification procedures.

NONCOMPLIANCE WITH THE PROCEDURES

Any acquisition, disposition, or trading in, or Worthless Stock Deduction with respect to, the Beneficial Ownership of Common Stock in violation of the Stock Procedures shall be null and void ab initio pursuant to the Bankruptcy Court’s equitable powers under section 105(a) of the Bankruptcy Code and as an act in violation of the automatic stay under section 362 of the Bankruptcy Code. Furthermore, any person or Entity that acquires, disposes of, or trades in, or claims a Worthless Stock Deduction with respect to, the Beneficial Ownership of Common Stock in violation of the Stock Procedures shall be subject to sanctions as provided by law.

DEBTORS RIGHT TO WAIVE

The Debtors may waive in writing, any and all of the foregoing restrictions, stays, and notification procedures contained in this Notice.

[Remainder of page intentionally left blank]

Exhibit 2

Form of Substantial Stock Ownership Notice

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE

In re:	Chapter 11

TIMBER PHARMACEUTICALS, INC., et al.,[1]	Case No. 23-11878 (JKS)

Debtors.	(Joint Administration Requested)

NOTICE OF SUBSTANTIAL STOCK OWNERSHIP

PLEASE TAKE NOTICE that, pursuant to that certain Interim Order Approving Notification and Hearing Procedures for (I) Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock, (II) Certain Transfers of Claims Against Debtors and; and (III) Granting Related Relief, dated [ _] [Docket No. [ ] (with all exhibits thereto, the “Interim Order”), [Name of Filer] (the “Filer”) hereby provides notice that, as of the date hereof, the Filer beneficially owns           shares of Common Stock.2

PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of the Filer is          .

PLEASE TAKE FURTHER NOTICE that the following table sets forth the following information:

For Common Stock that are owned directly by the Filer, the following table sets forth (i) the number of such shares and (ii) the date(s) on which such shares were acquired.

In the case of Common Stock that are not owned directly by the Filer but are nonetheless beneficially owned by the Filer, the table sets forth (i) the name(s) of each record or legal owner of such shares of Common Stock beneficially owned by the Filer, (ii) the number of shares of Common Stock and (iii) the date(s) on which such Common Stock were acquired.

Class	Name of Owner	Shares Owned	Date(s) Acquired
Common Stock

(Attach additional pages if necessary)

[1]

The Debtors in these Chapter 11 Cases, along with the last four digits of their U.S. federal tax identification number, are Timber Pharmaceuticals, Inc. (3182), Timber Pharmaceuticals LLC (3698), and BioPharmX Inc. (5554). The Debtors’ headquarters is located at 3 Mountain View Road, Suite 100, Warren, New Jersey 07059.

[2]	Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Procedures annexed as Exhibit 1 to the Interim Order.

[[IF APPLICABLE] The Filer is represented by [name of the law firm], [address], [phone], (Attn: [name]).]

Respectfully submitted,

[Name of Filer]

By:
Name:

Address:

Telephone:
Facsimile:

Date:

Exhibit 3

Form of Acquisition Notice

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE

In re:	Chapter 11

TIMBER PHARMACEUTICALS, INC., et al.,[1]	Case No. 23-11878 (JKS)

Debtors.	(Joint Administration Requested)

NOTICE OF INTENT TO PURCHASE,

ACQUIRE OR OTHERWISE ACCUMULATE COMMON STOCK

PLEASE TAKE NOTICE that, pursuant to that certain Interim Order Approving Notification and Hearing Procedures for (I) Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock, (II) Certain Transfers of Claims Against Debtors and (III) Granting Related Relief, dated [ ] [Docket No. [ ] (with all exhibits thereto, the “Interim Order”), [Name of Filer] (the “Filer”) hereby provides notice (i) its intention to purchase, acquire or otherwise accumulate directly one or more shares of Common Stock,2 and/or (ii) a proposed purchase or acquisition of Common Stock that would result in an increase in the number of shares of Common Stock that are beneficially owned (as defined below) by the Filer (any proposed transaction described in (i) or (ii), a “Proposed Transfer”).

PLEASE TAKE FURTHER NOTICE that the following table sets forth the following information:

1.    If the Proposed Transfer involves the purchase or acquisition directly by the Filer of Common Stock, the table sets forth (i) the number of shares of Common proposed to be purchased or acquired, and (ii) the date(s) of such Proposed Transfer.

2.    If the Proposed Transfer involves the purchase or acquisition of Common Stock by a person or Entity other than the Filer, but the Proposed Transfer nonetheless would increase the number of shares of Common Stock that are beneficially owned by the Filer, the table sets forth (i) the name(s) of each such person or Entity that proposes to purchase or acquire such shares of Common Stock, (ii) the number of shares of Common Stock a proposed to be purchased or acquired, and (iii) the date(s) of such Proposed Transfer.

[1]

The Debtors in these Chapter 11 Cases, along with the last four digits of their U.S. federal tax identification number, are Timber Pharmaceuticals, Inc. (3182), Timber Pharmaceuticals LLC (3698), and BioPharmX Inc. (5554). The Debtors’ headquarters is located at 3 Mountain View Road, Suite 100, Warren, New Jersey 07059.

[2]	Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Procedures annexed as Exhibit 1 to the Interim Order.

Class	Name of Purchaser or Acquirer	Shares to be Purchased or Acquired	Date(s) of Proposed Transfer
Common Stock

(Attach additional page if necessary)

PLEASE TAKE FURTHER NOTICE that the following table summarizes the Filer’s Beneficial Ownership of Common Stock assuming the Proposed Transfer is approved and consummated as described above. The table sets forth, as of immediately following the Proposed Transfer, (i) number of shares of Common Stock that would be owned directly by the Filer and (ii) in the case of any Beneficial Ownership by the Filer of Common Stock that would be owned by another person or Entity as record/legal owner, the name(s) of each prospective record/legal owner, and the number of shares of Common Stock that would be owned by each such record/legal owner:

Class	Name of Owner	Shares to be Owned
Common Stock

(Attach additional page if necessary)

PLEASE TAKE FURTHER NOTICE that if the Proposed Transfer involves a purchase or acquisition of Common Stock directly by the Filer and such Proposed Transfer would result in (i) an increase in the Beneficial Ownership of Common Stock by a person or Entity (other than the Filer) that is a Substantial Stockholder or (ii) a person or Entity (other than the Filer) becoming a Substantial Stockholder, the following table sets forth (a) the name of each such person or Entity, (b)    the number of shares of Common Stock that are beneficially owned by such person or Entity prior to the Proposed Transfer, and (c) the number of shares of Common Stock that would be beneficially owned by such person or Entity immediately following the Proposed Transfer (broken out by class, as applicable).

Class	Name of Beneficial Owner	Shares Owned prior to Proposed Transfer	Shares to be Owned Following Proposed Transfer
Common Stock

(Attach additional page if necessary)

PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of the Filer is          .

PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, the Filer hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Interim Order, this Notice is being filed with the Bankruptcy Court and served upon the Disclosure Parties.

PLEASE TAKE FURTHER NOTICE that, if the Debtors file an objection to the Proposed Transfer within fifteen (15) business days after the filing of this Notice, the Proposed Transfer described herein shall not be effective, unless approved by a final and non-appealable order of the Bankruptcy Court. If the Proposed Transfer is approved by the Debtors, then such Proposed Transfer may proceed solely as specifically described in this Notice.

PLEASE TAKE FURTHER NOTICE that any further transactions that may result in the Filer increasing its Beneficial Ownership of Common Stock will each require an additional notice filed with the Bankruptcy Court to be served in the same manner as this Notice.

[[IF APPLICABLE] The Filer is represented by [name of the law firm], [address], [phone], (Attn: [name]).]

Respectfully submitted,

[Name of Filer]

By:
Name:

Address:

Telephone:
Facsimile:

Date:

Exhibit 4

Form of Disposition Notice

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE

In re:	Chapter 11

TIMBER PHARMACEUTICALS, INC., et al.,[1]	Case No. 23-11878 (JKS)

Debtors.	(Joint Administration Requested)

NOTICE OF INTENT TO SELL, TRADE

OR OTHERWISE TRANSFER COMMON STOCK

PLEASE TAKE NOTICE that, pursuant to that certain Interim Order Approving Notification and Hearing Procedures for (I) Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock, (II) Certain Transfers of Claims Against Debtors and (III) Granting Related Relief, dated [ ] [Docket No. [ ] (with all exhibits thereto, the “Interim Order”), [Name of Filer] (the “Filer”) hereby provides notice of (i) its intention to sell, trade or otherwise transfer or dispose of one or more shares of Common Stock2 and (ii) a proposed sale, transfer or disposition of Common Stock (any proposed transaction described in clauses (i) through (ii), a “Proposed Transfer”).

PLEASE TAKE FURTHER NOTICE that the following table sets forth the following information:

1.    If the Proposed Transfer involves the sale, transfer or disposition directly by the Filer of Common Stock, the table sets forth (i) the number of shares of Common Stock proposed to be sold, transferred or disposed of, and (ii) the date(s) of such Proposed Transfer.

2.    If the Proposed Transfer involves the sale, transfer or disposition of Common Stock by a person or Entity other than the Filer, but the Proposed Transfer nonetheless would decrease the number of shares of Common Stock that are beneficially owned by the Filer, the table sets forth (i) the name(s) of each such person or Entity that proposes to sell, transfer or dispose of such Common Stock, (ii) the number of shares of Common Stock proposed to be so sold, transferred or disposed of, and (iii) the date(s) of such Proposed Transfer.

[1]

The Debtors in these Chapter 11 Cases, along with the last four digits of their U.S. federal tax identification number, are Timber Pharmaceuticals, Inc. (3182), Timber Pharmaceuticals LLC (3698), and BioPharmX Inc. (5554). The Debtors’ headquarters is located at 3 Mountain View Road, Suite 100, Warren, New Jersey 07059.

[2]	Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Procedures annexed as Exhibit 1 to the Interim Order.

Class	Name of Transferor	Shares to be Sold, Transferred or Disposed	Date(s) of Proposed Transfer
Common Stock

(Attach additional page if necessary)

PLEASE TAKE FURTHER NOTICE that the following table summarizes the Filer’s Beneficial Ownership of Common Stock assuming the Proposed Transfer is approved and consummated as described above. The table sets forth, as of immediately following the Proposed Transfer, (i) number of shares of Common Stock that would be owned directly by the Filer and (ii) in the case of any Beneficial Ownership by the Filer of Common Stock that would be owned by another person or Entity as record/legal owner, the name(s) of each prospective record/legal owner, and the number of shares of Common Stock that would be owned by each such record/legal owner:

Class	Name of Owner	Shares to be Owned
Common Stock

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PLEASE TAKE FURTHER NOTICE that if the Proposed Transfer involves a sale, transfer or disposition of Common Stock and such Proposed Transfer would result in (i) a decrease in the Beneficial Ownership of Common Stock by a person or Entity (other than the Filer) that is a Substantial Stockholder or (ii) a person or Entity (other than the Filer) becoming a Substantial Stockholder, the following table sets forth (a) the name of each such person or Entity, (b) the number of shares of Common Stock that are beneficially owned by such person or Entity prior to the Proposed Transfer, and (c) the number of shares of Common Stock that would be beneficially owned by such person or Entity immediately following the Proposed Transfer.

Class	Name of Beneficial Owner	Shares owned prior to Proposed Transfer	Shares Owned Following Proposed Transfer
Common Stock

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PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of the Filer is          .

Exhibit 5

Form of Worthless Stock Deduction Notice

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE

In re:	Chapter 11

TIMBER PHARMACEUTICALS, INC., et al.,[1]	Case No. 23-11878 (JKS)

Debtors.	(Joint Administration Requested)

DECLARATION OF INTENT TO CLAIM A WORTHLESS STOCK DEDUCTION

PLEASE TAKE NOTICE that, pursuant to that certain Interim Order Approving Notification and Hearing Procedures for (I) Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock, (II) Certain Transfers of Claims Against Debtors and (III) Granting Related Relief, dated [ ] [Docket No. [ ] (with all exhibits thereto, the “Interim Order”), [Name of Filer] (the “Filer”) hereby provides notice of its intention to claim a Worthless Stock Deduction2 with respect to its Beneficial Ownership of Common Stock (a “Proposed Deduction”).

PLEASE TAKE FURTHER NOTICE that, if applicable, on          , 2023, the Filer filed a Notice of Substantial Stock Ownership as a Majority Holder with this Court.

PLEASE TAKE FURTHER NOTICE that the Filer currently beneficially owns shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Deduction, the Filer proposes to claim a Worthless Stock Deduction with respect to its Beneficial Ownership of shares of Common Stock. If the Proposed Deduction is permitted to occur, the Filer will be treated as having acquired Beneficial Ownership of shares of Common Stock on the first day of the Filer’s next taxable year and shall be treated as never having owned such Common Stock during any prior year for the purposes of testing whether an Ownership Change has occurred.

PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of the Filer is          .

PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, the Filer hereby declares that it has examined this Declaration and accompanying attachments (if any), and, to the best of its knowledge and belief, this Declaration and any attachments which purport to be part of this Declaration are true, correct, and complete.

[1]

The Debtors in these Chapter 11 Cases, along with the last four digits of their U.S. federal tax identification number, are Timber Pharmaceuticals, Inc. (3182), Timber Pharmaceuticals LLC (3698), and BioPharmX Inc. (5554). The Debtors’ headquarters is located at 3 Mountain View Road, Suite 100, Warren, New Jersey 07059.

[2]	Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Procedures annexed as Exhibit 1 to the Interim Order.

[[IF APPLICABLE:] The Filer is represented by [name of law firm], [address], [phone], (Attn: [name of attorney]).]

Respectfully submitted,

[Name of Filer]

By:
Name:

Address:

Telephone:
Facsimile:

Date:

Exhibit 6

Interim Notice

ATTENTION DIRECT, INDIRECT AND CONSTRUCTIVE HOLDERS OF, AND PROSPECTIVE HOLDERS OF, (I) STOCK ISSUED BY TIMBER PHARMACEUTICALS, INC. AND (II) CERTAIN CLAIMS AGAINST THE DEBTORS:

On [ , 2023], the United States Bankruptcy Court for the District of Delaware (the “Court”), having jurisdiction over the chapter 11 cases of Timber Pharmaceuticals, Inc. and its subsidiaries (the “Debtors”), captioned as In re Timber Pharmaceuticals, Inc., et al., Case No. 23-11878 (JKS) (the “Chapter 11 Cases”), entered an order establishing procedures (the “Procedures”)1 with respect to transfers in the Beneficial Ownership (including directly, indirectly or constructively) of, and claiming a worthless stock deduction with respect to the Beneficial Ownership of, common stock of the Debtors (the “Stock Procedures”). See Interim Order Approving Notification and Hearing Procedures for (I) Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock (II) Certain Transfers of Claims Against Debtors and (III) Granting Related Relief [Docket No. ] (the “Interim Order”).2

In certain circumstances, the procedures restrict transactions involving, and require notices of the holdings of and proposed transactions by, any person, group of persons, or entity that either (i) is a Substantial Stockholder of Common Stock or (ii) as a result of such a transaction, would become a Substantial Stockholder of Common Stock or (iii) claims by any Majority Holder of a worthless stock deduction under section 165 of the Internal Revenue Code with respect to the Beneficial Ownership of Common Stock (a “Worthless Stock Deduction”). For purposes of the Procedures, a “Substantial Stockholder” is any person or entity (within the meaning of applicable U.S. Treasury regulations, including certain persons making a coordinated acquisition) that beneficially owns, directly, indirectly or constructively, at least 146,608 shares of Common Stock (representing approximately 4.75% of all issued and outstanding common shares as of the Petition Date) and a “Majority Holder” shall mean any person that either (i) beneficially owned at any time since November 17, 2023 at least 1,466,080 shares of Common Stock (representing approximately 47.5% of the lowest amount of outstanding shares of Common Stock at any time since that date), or (ii) would be a “50-percent shareholder” (within the meaning of section 382(g)(4)(D) of the Tax Code) of Common Stock if such person claimed a Worthless Stock Deduction on its federal income tax return, any amendment to such a return or any other claim for a refund of federal income taxes at any time on or after the Petition Date. Any prohibited acquisition or other transfer of, or claim of a Worthless Stock Deduction with respect to, the Beneficial Ownership of Common Stock will be null and void ab initio and may lead to contempt, compensatory damages, punitive damages, or sanctions being imposed by the Bankruptcy Court.

In addition, the Debtors have requested approval of additional Claims Procedures as part of the Final Order that set forth certain circumstances under which any person, group of persons, or entity that has acquired or, as a result of a proposed transaction would acquire, Beneficial Ownership of a substantial amount of claims against the Debtors can be required (i) to file notice of their holdings of such claims and of such proposed transaction, which transaction may be restricted, and (ii) upon a subsequent order of the Bankruptcy Court, after notice and hearing, to sell, by a specified date following the confirmation of a chapter 11 plan of the Debtors, all or a portion of any claims acquired during the chapter 11 cases.

[1]	The Procedures are annexed to the Interim Order (defined herein) as Exhibit 1

[2]	Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Procedures annexed as Exhibit 1 to the Interim Order.

The Procedures, as approved on an interim basis and as requested on a final basis, are available on the website of the Debtors’ Court-approved claims agent, Kroll Restructuring Administration LLC, located at [●], and also on docket of the Chapter 11 Cases, Docket No.          , which can be accessed via PACER at https://www.pacer.gov.

PLEASE TAKE FURTHER NOTICE that the final hearing on the Motion shall be held [         ], 2023, at a./p.m. (Central Time) and any objections or responses to the Motion shall be in writing, filed with the Court, with a copy to chambers, and served upon (i) proposed counsel to the Debtors, Morris, Nichols, Arsht & Tunnell LLP, 1201 N. Market Street, 16th Floor, P.O. Box 1347, Wilmington, Delaware, 19899-1347, Attn: Eric D. Schwartz (eschwartz@morrisnichols.com), Andrew R. Remming (aremming@morrisnichols.com), Tamara K. Mann (tmann@morrisnichols.com), and Scott D. Jones (sjones@morrisnichols.com); (ii) counsel to any statutory committee appointed in these Chapter 11 Cases; (iii) the U.S. Trustee for the District of Delaware, 844 N. King Street, Wilmington, Delaware 19801, Attn: [Jane Leamy (jane.leamy@usdoj.gov)]; and (iv) to the extent not listed herein, those parties requesting notice pursuant to Bankruptcy Rule 2002 in each case so as to be received no later than 4:00 p.m. (Prevailing EasternTime) on [         ], 2023.

PLEASE TAKE FURTHER NOTICE that the requirements set forth in the Procedures are in addition to the requirements of Bankruptcy Rule 3001(e) and applicable securities, corporate, and other laws, and do not excuse non-compliance therewith.

A direct or indirect holder of, or prospective holder of, Common Stock that may be or become a Substantial Stockholder, or a direct or indirect holder of, or prospective holder of, a substantial amount of claims against the Debtors, should consult the Procedures.

Dated:	[●], 2023

Wilmington, DE	BY ORDER OF THE COURT